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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 15, 2001

                                SAMES CORPORATION
             (Exact name of Registrant as specified in its charter)

                          _____________________________


           DELAWARE                     001-01416                36-0808480
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
       of incorporation)                                     identification no.)

        9201 WEST BELMONT AVENUE                                    60131
         FRANKLIN PARK, ILLINOIS                                  (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (847) 737-5970


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
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     On May 15, 2001, Sames Corporation (the "Company") announced its earnings results for the quarter ended March 31, 2001. The Company also announced that its sale process, which began in November 2000, is continuing, and that it is currently in negotiations with one potential purchaser of the Company. Due to the ongoing sale process, the Company also announced that its annual meeting of stockholders is being postponed until the third quarter. In addition, the Company announced that due to recent cash flow and liquidity problems at Sames, S.A., the Company's French subsidiary, the Company is experiencing severe liquidity problems on a consolidated basis. Attached as Exhibit 99.1 to this report is a copy of the press release relating to these matters, which is incorporated herein by reference.


ITEM 7(c).  EXHIBITS.
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Exhibit 99.1    Press Release dated May 15, 2001.

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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SAMES CORPORATION



Date:  May 15, 2001                    By: /s/ Wayne F. Edwards
                                           -------------------------------------
                                           Wayne F. Edwards, Interim Co-Chairman

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit
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 99.1           Press Release dated May 15, 2001.

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